UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 7, 2014

Idenix Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-49839	45-0478605
(State or Other Jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

320 Bent Street Cambridge, MA	02141
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 617-995-9800

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

Clinical Data

On April 7, 2014, Idenix Pharmaceuticals, Inc. (the “Company” or “Idenix”) issued a press release announcing continued progress of the Company’s program to develop nucleotide prodrug inhibitors for the treatment of hepatitis C virus (HCV) infection. Specifically, Idenix announced:

IDX21437: Topline 7-Day Phase I/II Clinical Results

In January 2014, Idenix initiated the seven-day proof-of-concept portion of a phase I/II clinical trial for IDX21437. The trial completed enrollment of 44 treatment-naïve, genotype (GT) 1, 2 or 3 HCV-infected patients. Patients were randomized to receive once-daily doses of placebo, 50 mg, 150 mg, or 300 mg of IDX21437 for seven days. The topline clinical results include:

•	IDX21437 was well-tolerated with no observed pattern of adverse events or laboratory abnormalities.

•	Treatment with IDX21437 exhibited potent pan-genotypic activity in a dose-dependent manner:

•	In GT 1 HCV-infected patients (n=8), the mean maximal viral load reduction was 4.2 log10 IU/mL in the 300 mg arm.

•	The mean maximal viral load reduction of 4.3 log10 IU/mL was achieved in GT 2 and 3 HCV-infected patients in the 300 mg arm (n=10).

•	Based on these findings, the 300 mg dose of IDX21437 has been chosen for the anticipated phase II combination study with samatasvir.

IDX21459: Phase I Clinical Program

In April 2014, Idenix initiated enrollment for the healthy volunteer portion of a phase I clinical trial of IDX21459 in Europe. This portion of the study is expected to enroll approximately 50 healthy volunteers and will evaluate once-daily doses of IDX21459 ranging from 10 mg – 300 mg. The proof-of-concept portion of the study is expected to enroll a total of 40 treatment-naïve, genotype 1 HCV-infected patients who will receive once-daily doses of placebo, 50 - 300 mg of IDX21459 for seven days. IDX21459 has shown a favorable preclinical profile including potent, pan-genotypic activity and favorable safety with respect to cardiac, mitochondrial and genotoxicity assessments.

Additional Nucleotide Candidates

Idenix also announced that the Company has elected not to continue its clinical development program for HCV nucleotide prodrug, IDX20963, previously placed on clinical hold by the U.S. Food and Drug Administration.

The full text of the press release is attached hereto as Exhibit 99.1. Exhibit 99.1 is incorporated by reference into this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

99.1	Press Release dated April 7, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Idenix Pharmaceuticals, Inc.

Date: April 7, 2014	By:	/s/ Maria Stahl
Maria Stahl Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated April 7, 2014